Exhibit 99.1

    Morgan Stanley Reports $837 Million In Third Quarter Earnings

    NEW YORK--(BUSINESS WIRE)--Sept. 22, 2004--Morgan Stanley (NYSE:
MWD) today reported net income of $837 million for the quarter ended August 31, 2004 -- a decrease of $432 million, or 34 percent, from the third quarter of 2003 and $386 million, or 32 percent, from the second quarter of 2004. Diluted earnings per share were $0.76 compared with $1.15 a year ago and $1.10 in the second quarter. The annualized return on average common equity was 12.3 percent in the current quarter, as compared with 22.0 percent in the third quarter of 2003 and 18.4 percent in the second quarter of 2004.
    Net revenues (total revenues less interest expense and the provision for loan losses) of $5.4 billion were 3 percent higher than last year's third quarter but 18 percent below this year's second quarter. Non-interest expenses of $4.1 billion were 23 percent higher than a year ago, but 15 percent below last quarter. In the third quarter of 2003, the year-to-date effect of changes to the terms of the Company's equity-based compensation program reduced compensation expense by $519 million and increased net income by $350 million, diluted earnings per share by $0.32 and the annualized return on average common equity by 6.1 percentage points.

    Business Highlights

    - For the first eight months of calendar 2004, the Company ranked first in global equity and equity-linked issuances, first in global IPOs, and second in both global debt issuances and global completed M&A.

    - Firmwide assets under management reached $510 billion at quarter end, an 18 percent increase from a year ago.1

    - Credit quality at Discover Card continued to improve, with net charge-off and delinquency rates at their lowest levels in more than three years. Pre-tax earnings were $330 million -- up 13 percent from a year ago and Discover Card's second best quarter in four years.

    Philip J. Purcell, chairman and CEO, said, "Our firm continued to generate significant momentum with clients. In investment banking, we completed several landmark deals. Our Investment Management business and Discover Card also performed well, but reduced trading revenues resulted in lower quarterly earnings for the firm."
    The Company recorded a pre-tax loss of $42 million in the current quarter related to the markdown of certain aircraft that are subject to a probable sale and, accordingly, have been designated as "held for sale". The revenues and expenses associated with these aircraft have been classified as "discontinued operations" for all periods presented.
    For the first nine months of 2004, net income was $3,286 million, an 18 percent increase over $2,773 million a year ago. Diluted earnings per share were $2.97, up 18 percent from a year ago. Net revenues rose 16 percent to $18.3 billion and non-interest expenses increased 16 percent to $13.3 billion. The annualized return on average common equity for the nine-month period was 16.6 percent compared with 16.3 percent last year.

    INSTITUTIONAL SECURITIES

    Institutional Securities posted pre-tax income2 of $682 million, down 43 percent from the third quarter of 2003 -- largely driven by higher non-interest expenses, which included the impact of last year's compensation program changes. Net revenues of $2.8 billion were 1 percent lower, reflecting a decline in fixed income sales and trading revenues, largely offset by improved results in advisory and underwriting activities, and higher equity sales and trading revenues.

    - Fixed income sales and trading net revenues were $1.2 billion, down 19 percent from the third quarter of 2003. Revenues declined sharply in interest rate & currency products. Mixed U.S. economic data coupled with higher global energy prices led to concerns about the strength of economic growth, and resulted in a more difficult trading environment. Commodities had another strong quarter, although slightly lower than last year, as tight oil supplies, concerns about production disruptions and growing demand drove energy prices and volatilities higher. Credit products revenues were modestly lower this quarter.

    - Equity sales and trading net revenues increased 6 percent from last year to $883 million. The increase was driven primarily by higher revenues from the Company's Prime Brokerage and cash businesses. This quarter's revenues were impacted by continuing low levels of market volatility, which reduced trading opportunities.

    - The Company's aggregate average trading VaR was $79 million in the current quarter compared with $54 million in the third quarter of last year, and $72 million in the second quarter of 2004.

    - Advisory revenues were $310 million, a 138 percent increase from last year's third quarter. There was a significant increase in the Company's market share in completed M&A transactions and a 62 percent increase in industry-wide completed M&A activity over the same period.3

    - Underwriting revenues were $401 million, up 3 percent from last year's third quarter. Equity underwriting revenues rose 9 percent. While industry-wide equity underwriting activity fell 12 percent compared to last year, the Company's volume of activity increased 12 percent over the same period. The Company's equity global market share rose from 7 percent a year ago to 9 percent in the current quarter. Fixed income underwriting revenues declined 2 percent from a year ago, compared with a 1 percent increase in industry-wide activity. The Company's fixed income global market share remained at 8 percent.3

    - For the calendar year-to-date, the Company ranked first in global equity and equity-linked issuances with a 12 percent market share, first in global IPOs with a 15 percent market share, second in global debt issuances with a 7 percent market share, second in completed global M&A with a 32 percent market share and fourth in announced global M&A with a 24 percent market share.4 Landmark transactions completed during the quarter included the $1.9 billion Google IPO, the $3.1 billion Deutsche PostBank IPO and the defense of Aventis resulting in its $65.7 billion sale to Sanofi-Synthelabo S.A. Significant M&A transactions announced during the quarter included National Grid Transco's $10.7 billion asset sale and the $1.4 billion sale of Marks & Spencer Money to HSBC.

    - Non-interest expenses for the quarter rose 32 percent to $2.1 billion. Compensation expense increased because last year's third quarter included the year-to-date impact of changes in the Company's equity-based compensation program. In addition, higher levels of business activity resulted in increases in the professional services and other expense categories. Expected costs related to legal and regulatory matters increased to approximately $50 million, driven by a failure to deliver certain prospectuses pursuant to regulatory requirements.

    INDIVIDUAL INVESTOR GROUP

    The Individual Investor Group posted pre-tax income of $22 million, an 88 percent decline from last year's third quarter. The decline in earnings resulted from higher non-interest expenses, partially offset by a modest increase in net revenues.

    - Total net revenues rose 2 percent from a year ago to $1.1 billion, driven by a 28 percent increase in asset management, distribution and administration fees, reflecting higher client asset levels in fee-based accounts. This increase was largely offset by declines of 12 percent in commissions and 25 percent in principal transaction trading revenues resulting from lower sales of fixed income products.

    - Non-interest expenses increased 21 percent from a year ago to $1.1 billion. Compensation expense was higher because last year's third quarter included the year-to-date impact of changes in the Company's equity-based compensation program. Also, legal and regulatory expenses increased approximately $70 million, of which the largest driver was expected costs associated with a failure to deliver certain prospectuses pursuant to regulatory requirements.

    - Total client assets were $576 billion, a 6 percent increase from last year's third quarter and a decrease of 1 percent from this year's second quarter. Client assets in fee-based accounts rose 20 percent to $146 billion over the past twelve months and increased as a percentage of total client assets to 25 percent from 22 percent over the same period.

    - At quarter-end, the number of global financial advisors was 10,785 -- 541 lower than a year ago but an increase of 63 over the quarter.

    INVESTMENT MANAGEMENT

    Investment Management pre-tax income rose 33 percent from last year's third quarter to $217 million. Net revenues increased 16 percent to $692 million, driven by higher investment gains and an increase in average assets under management. Non-interest expenses rose 9 percent to $475 million on higher compensation expenses reflecting the increase in net revenues, as well as the impact of last year's compensation program change.

    - Assets under management within Investment Management were $394 billion, $49 billion above the third quarter of last year. The increase resulted from both market appreciation and positive net flows.

    - Institutional assets were $200 billion, an increase of $45 billion from a year ago. The increase in institutional assets reflected market appreciation and the continuation of robust growth in liquidity products. Retail assets of $194 billion were $4 billion higher than a year ago.

    - Among full-service brokerage firms, the Company had the highest number of domestic funds (37) receiving one of Morningstar's two highest ratings.5 In addition, the percent of the Company's fund assets performing in the top half of the Lipper rankings was 60 percent over one year, 70 percent over three years and 76 percent over five years.6

    - Investment gains for the quarter were $90 million, up from $10 million a year ago and included approximately $75 million associated with an ownership interest in Vanguard Health
        Systems.

    CREDIT SERVICES

    Credit Services posted pre-tax income of $330 million on a managed basis, up 13 percent from last year's third quarter. The increase was driven by a lower provision for loan losses, reflecting improved credit quality, partially offset by a decline in net interest income, lower merchant and cardmember fees and higher non-interest expenses driven by an increase in marketing expenses.

    - Managed credit card loans of $47.1 billion at quarter end were 6 percent lower than a year ago although slightly above the level at the beginning of the quarter. Net interest income fell $100 million from a year ago, reflecting the decline in credit card loan balances and a narrower interest rate spread, which contracted eight basis points to 8.83 percent, as a lower yield more than offset lower cost of funds.

    - Managed merchant and cardmember fees were $499 million, down 5 percent from a year ago, primarily due to lower late and overlimit fees. The decline in these fees reflected sharply lower credit card delinquencies.

    - Transaction volume increased 2 percent to $25.4 billion, the second highest quarterly volume ever.

    - The managed credit card net charge-off rate for the third quarter was 5.76 percent, 114 basis points below a year ago -- and its lowest level in more than three years. The decrease reflects the effect of the Company's credit and collection initiatives and an industry-wide improvement in credit quality, including the stabilization of bankruptcy filings.

    - The managed credit card over-30-day delinquency rate was 4.81 percent, a decrease of 124 basis points from the third quarter of 2003. The managed credit card over-90-day delinquency rate was 2.22 percent, 69 basis points lower than a year ago.

    - Non-interest expenses of $567 million rose 5 percent from a year ago, primarily due to increased marketing expenses, largely related to account acquisition activity and merchant initiatives.

    As of August 31, 2004, the Company had repurchased approximately 9 million shares of its common stock since the end of fiscal 2003. The Company also announced that its Board of Directors declared a $0.25 quarterly dividend per common share. The dividend is payable on October 29, 2004, to common shareholders of record on October 8, 2004.
    Total capital at August 31, 2004 was $101.2 billion, including $30.3 billion of common shareholders' equity and junior subordinated debt issued to capital trusts. Book value per common share was $25.00, based on 1.1 billion shares outstanding.

    OTHER MATTERS

    The Company also announced that it has reached an agreement in principle with the Staff of the New York Stock Exchange relating to its failure to comply with certain prospectus delivery requirements, operational deficiencies, employee defalcations (including the Soto matter) and other matters. The settlement will include a fine of $19 million. Negotiations with the Staff about the details of the resolution have not concluded, and no assurance can be given that a resolution will be achieved.
    Morgan Stanley is a global financial services firm and a market leader in securities, investment management and credit services. With more than 600 offices in 27 countries, Morgan Stanley connects people, ideas and capital to help clients achieve their financial aspirations.

    Access this press release on-line @www.morganstanley.com

                 (See Attached Schedules)

    This release may contain forward-looking statements. These statements reflect management's beliefs and expectations, and are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of the risks and uncertainties that may affect the Company's future results, please see "Forward-Looking Statements" immediately preceding Part I, Item 1, "Certain Factors Affecting Results of Operations" in "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Part II, Item 7 and "Competition" and "Regulation" in
Part I, Item 1 of the Company's 2003 Annual Report on Form 10-K and "Management's Discussion and Analysis of Financial Conditions and Results of Operations" in the Company's Quarterly Reports on Form 10-Q for fiscal 2004.

    1 The $510 billion in assets under management is composed of:
        Investment Management, $394 billion; Individual Investor
        Group, $103 billion; and Institutional Securities, $13 billion.

    2 Represents income from continuing operations before losses from unconsolidated investees and taxes.

    3 Source: Thomson Financial -- for the periods: June 1, 2003 to
        August 31, 2003 and June 1, 2004 to August 31, 2004.

    4 Source: Thomson Financial -- for the period January 1, 2004 to
        August 31, 2004.

    5 Full service brokerage firms include: Merrill Lynch, Citigroup and Prudential. As of August 31, 2004.

    6 For the one, three and five year periods ending August 31, 2004.



                            MORGAN STANLEY
                           Financial Summary
                   (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------    %
                                    Aug 31, 2004  Aug 31, 2003  Change
                                    ------------  ------------  ------
Net revenues
 Institutional Securities            $     2,776   $     2,792    (1%)
 Individual Investor Group                 1,124         1,102     2%
 Investment Management                       692           598    16%
 Credit Services                             897           834     8%
 Intersegment Eliminations                   (64)          (77)   17%
                                    ------------  ------------
  Consolidated net revenues          $     5,425   $     5,249     3%
                                    ============  ============
Income before taxes (1)
 Institutional Securities            $       682   $     1,201   (43%)
 Individual Investor Group                    22           188   (88%)
 Investment Management                       217           163    33%
 Credit Services                             330           292    13%
 Intersegment Eliminations                    31            31     --
                                    ------------  ------------
  Consolidated income before taxes   $     1,282   $     1,875   (32%)
                                    ============  ============

Earnings per basic share:
 Income from continuing operations   $      0.80   $      1.18   (32%)
 Loss from discontinued operations   $     (0.02)  $       -       *
Earnings per basic share             $      0.78   $      1.18   (34%)

Earnings per diluted share:
 Income from continuing operations   $      0.78   $      1.15   (32%)
 Loss from discontinued operations   $     (0.02)  $       -       *
Earnings per diluted share           $      0.76   $      1.15   (34%)

Average common shares outstanding
 Basic                                   1,081.4       1,077.7
 Diluted                                 1,105.5       1,100.6
Period end common shares outstanding     1,096.7       1,088.1

Return on common equity                    12.3%         22.0%

--------------------------
(1) Represents consolidated income from continuing operations before losses from unconsolidated investees, taxes and dividends on preferred securities subject to mandatory redemption.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.



                            MORGAN STANLEY
                          Financial Summary
                   (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------    %
                                    Aug 31, 2004  May 31, 2004  Change
                                    ------------  ------------  ------
Net revenues
 Institutional Securities            $     2,776   $     3,947   (30%)
 Individual Investor Group                 1,124         1,209    (7%)
 Investment Management                       692           690     --
 Credit Services                             897           879     2%
 Intersegment Eliminations                   (64)          (75)   15%
                                    ------------  ------------
  Consolidated net revenues          $     5,425   $     6,650   (18%)
                                    ============  ============
Income before taxes (1)
 Institutional Securities            $       682   $     1,135   (40%)
 Individual Investor Group                    22           132   (83%)
 Investment Management                       217           209     4%
 Credit Services                             330           298    11%
 Intersegment Eliminations                    31            29     7%
                                    ------------  ------------
  Consolidated income before taxes   $     1,282   $     1,803   (29%)
                                    ============  ============

Earnings per basic share:
 Income from continuing operations   $      0.80   $      1.13   (29%)
 Loss from discontinued operations   $     (0.02)  $       -       *
Earnings per basic share             $      0.78   $      1.13   (31%)

Earnings per diluted share:
 Income from continuing operations   $      0.78   $      1.10   (29%)
 Loss from discontinued operations   $     (0.02)  $       -       *
Earnings per diluted share           $      0.76   $      1.10   (31%)

Average common shares outstanding
 Basic                                   1,081.4       1,082.2
 Diluted                                 1,105.5       1,110.4
Period end common shares outstanding     1,096.7       1,098.1

Return on common equity                    12.3%         18.4%

--------------------------
(1) Represents consolidated income from continuing operations before losses from unconsolidated investees, taxes and dividends on preferred securities subject to mandatory redemption.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.



                            MORGAN STANLEY
                          Financial Summary
                   (unaudited, dollars in millions)

                                        Nine Months Ended
                                    --------------------------    %
                                    Aug 31, 2004  Aug 31, 2003  Change
                                    ------------  ------------  ------
Net revenues
 Institutional Securities            $    10,227   $     8,608    19%
 Individual Investor Group                 3,544         3,089    15%
 Investment Management                     2,024         1,681    20%
 Credit Services                           2,734         2,616     5%
 Intersegment Eliminations                  (213)         (224)    5%
                                    ------------  ------------
  Consolidated net revenues          $    18,316   $    15,770    16%
                                    ============  ============
Income before taxes (1)
 Institutional Securities            $     3,000   $     2,581    16%
 Individual Investor Group                   320           311     3%
 Investment Management                       596           385    55%
 Credit Services                             993           884    12%
 Intersegment Eliminations                    89            93    (4%)
                                    ------------  ------------
  Consolidated income before taxes   $     4,998   $     4,254    17%
                                    ============  ============

Earnings per basic share:
 Income from continuing operations   $      3.06   $      2.59    18%
 Loss from discontinued operations   $     (0.02)  $     (0.02)    --
Earnings per basic share             $      3.04   $      2.57    18%

Earnings per diluted share:
 Income from continuing operations   $      2.99   $      2.54    18%
 Loss from discontinued operations   $     (0.02)  $     (0.02)    --
Earnings per diluted share           $      2.97   $      2.52    18%

Average common shares outstanding
 Basic                                   1,081.2       1,077.1
 Diluted                                 1,107.5       1,098.2
Period end common shares outstanding     1,096.7       1,088.1

Return on common equity                    16.6%         16.3%

--------------------------
(1) Represents consolidated income from continuing operations before losses from unconsolidated investees, taxes and dividends on preferred securities subject to mandatory redemption.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                  F-1

----------------------------------------------------------------------



                            MORGAN STANLEY
               Consolidated Income Statement Information
                   (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------    %
                                    Aug 31, 2004  Aug 31, 2003  Change
                                    ------------  ------------  ------
Investment banking                   $       783   $       608    29%
Principal transactions:
 Trading                                     695         1,818   (62%)
 Investments                                 125            38     *
Commissions                                  768           775    (1%)
Fees:
 Asset management, distribution
  and administration                       1,088           956    14%
 Merchant and cardmember                     349           340     3%
 Servicing                                   459           462    (1%)
Interest and dividends                     5,410         3,821    42%
Other                                        177           108    64%
                                    ------------  ------------
 Total revenues                            9,854         8,926    10%
Interest expense                           4,189         3,367    24%
Provision for consumer loan losses           240           310   (23%)
                                    ------------  ------------
 Net revenues                              5,425         5,249     3%
                                    ------------  ------------
Compensation and benefits                  2,347         1,940    21%
Occupancy and equipment                      228           191    19%
Brok., clearing and exchange fees            231           212     9%
Info processing and communications           326           315     3%
Marketing and business development           279           197    42%
Professional services                        400           283    41%
Other                                        332           236    41%
                                    ------------  ------------
 Total non-interest expenses               4,143         3,374    23%
                                    ------------  ------------
Income from continuing operations
 before losses from unconsolidated
 investees, income taxes and dividends
 on preferred securities subject to
 mandatory redemption                      1,282         1,875   (32%)
Losses from unconsolidated investees          77           105   (27%)
Provision for income taxes                   343           455   (25%)
Dividends on preferred securities
 subject to mandatory redemption (1)           -            47     *
                                    ------------  ------------
Income from continuing operations            862         1,268   (32%)
                                    ------------  ------------
Discontinued operations
 Loss/(gain) from discontinued
 operations (including loss on
 disposal of $42 million in 2004)             42            (2)    *
 Income tax benefit/(provision)              (17)            1     *
                                    ------------  ------------
 Loss/(gain) on discontinued
  operations                                  25            (1)    *
                                    ------------  ------------
Net income                           $       837   $     1,269   (34%)
                                    ============  ============

Compensation and benefits
as a % of net revenues                       43%           37%

--------------------------
(1) At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts (a component of long-term debt) pursuant to the adoption of FASB Interpretation No. 46, "Consolidation of Variable Interest Entities". Dividends on junior subordinated debt issued to capital trusts are included in interest expense from February 29, 2004 forward.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.




                            MORGAN STANLEY
               Consolidated Income Statement Information
                   (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------    %
                                    Aug 31, 2004  May 31, 2004  Change
                                    ------------  ------------  ------
Investment banking                   $       783   $       983   (20%)
Principal transactions:
 Trading                                     695         2,064   (66%)
 Investments                                 125           191   (35%)
Commissions                                  768           877   (12%)
Fees:
 Asset management, distribution
  and administration                       1,088         1,113    (2%)
 Merchant and cardmember                     349           306    14%
 Servicing                                   459           485    (5%)
Interest and dividends                     5,410         3,663    48%
Other                                        177           118    50%
                                    ------------  ------------
 Total revenues                            9,854         9,800     1%
Interest expense                           4,189         2,950    42%
Provision for consumer loan losses           240           200    20%
                                    ------------  ------------
 Net revenues                              5,425         6,650   (18%)
                                    ------------  ------------
Compensation and benefits                  2,347         2,923   (20%)
Occupancy and equipment                      228           206    11%
Brok., clearing and exchange fees            231           237    (3%)
Info processing and communications           326           318     3%
Marketing and business development           279           263     6%
Professional services                        400           356    12%
Other                                        332           544   (39%)
                                    ------------  ------------
 Total non-interest expenses               4,143         4,847   (15%)
                                    ------------  ------------
Income from continuing operations
 before losses from unconsolidated
 investees, income taxes and dividends
 on preferred securities subject to
 mandatory redemption                      1,282         1,803   (29%)
Losses from unconsolidated investees          77            81    (5%)
Provision for income taxes                   343           498   (31%)
Dividends on preferred securities subject
 to mandatory redemption (1)                   -             -     --
                                    ------------  ------------
Income from continuing operations            862         1,224   (30%)
                                    ------------  ------------
Discontinued operations
 Loss/(gain) from discontinued
 operations (including loss on
 disposal of $42 million in 2004)             42             1     *
 Income tax benefit/(provision)              (17)            -     *
                                    ------------  ------------
 Loss/(gain) on discontinued
  operations                                  25             1     *
                                    ------------  ------------
Net income                           $       837   $     1,223   (32%)
                                    ============  ============

Compensation and benefits
as a % of net revenues                       43%           44%

--------------------------
(1) At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts (a component of long-term debt) pursuant to the adoption of FASB Interpretation No. 46, "Consolidation of Variable Interest Entities". Dividends on junior subordinated debt issued to capital trusts are included in interest expense from February 29, 2004 forward.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.



                            MORGAN STANLEY
               Consolidated Income Statement Information
                   (unaudited, dollars in millions)

                                        Nine Months Ended
                                    --------------------------    %
                                    Aug 31, 2004  Aug 31, 2003  Change
                                    ------------  ------------  ------
Investment banking                   $     2,595   $     1,733    50%
Principal transactions:
 Trading                                   4,591         5,200   (12%)
 Investments                                 345            75     *
Commissions                                2,546         2,157    18%
Fees:
 Asset management, distribution
  and administration                       3,273         2,733    20%
 Merchant and cardmember                     992         1,042    (5%)
 Servicing                                 1,516         1,532    (1%)
Interest and dividends                    12,855        11,059    16%
Other                                        416           305    36%
                                    ------------  ------------
 Total revenues                           29,129        25,836    13%
Interest expense                          10,111         9,111    11%
Provision for consumer loan losses           702           955   (26%)
                                    ------------  ------------
 Net revenues                             18,316        15,770    16%
                                    ------------  ------------
Compensation and benefits                  7,982         6,763    18%
Occupancy and equipment                      634           582     9%
Brok., clearing and exchange fees            692           605    14%
Info processing and communications           964           945     2%
Marketing and business development           796           711    12%
Professional services                      1,074           767    40%
Other                                      1,176         1,143     3%
                                    ------------  ------------
 Total non-interest expenses              13,318        11,516    16%
                                    ------------  ------------
Income from continuing operations
 before losses from unconsolidated
 investees, income taxes and dividends
 on preferred securities subject to
 mandatory redemption                      4,998         4,254    17%
Losses from unconsolidated investees         251           175    43%
Provision for income taxes                 1,392         1,175    18%

Dividends on preferred securities subject
 to mandatory redemption (1)                  45           109   (59%)
                                    ------------  ------------
Income from continuing operations          3,310         2,795    18%
                                    ------------  ------------
Discontinued operations
 Loss/(gain) from discontinued
 operations (including loss on
 disposal of $42 million in 2004)             40            36    11%
 Income tax benefit/(provision)              (16)          (14)  (14%)
                                    ------------  ------------
 Loss/(gain) on discontinued
  operations                                  24            22     9%
                                    ------------  ------------
Net income                           $     3,286   $     2,773    18%
                                    ============  ============

Compensation and benefits
as a % of net revenues                       44%           43%

--------------------------
(1) At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts (a component of long-term debt) pursuant to the adoption of FASB Interpretation No. 46, "Consolidation of Variable Interest Entities". Dividends on junior subordinated debt issued to capital trusts are included in interest expense from February 29, 2004 forward.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                  F-2

----------------------------------------------------------------------



                            MORGAN STANLEY
        Institutional Securities Income Statement Information
                   (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------    %
                                    Aug 31, 2004  Aug 31, 2003  Change
                                    ------------  ------------  ------
Investment banking                   $       711   $       518    37%
Principal transactions:
 Trading                                     565         1,644   (66%)
 Investments                                  38            31    23%
Commissions                                  462           441     5%
Asset management, distribution
 and administration fees                      36            24    50%
Interest and dividends                     4,831         3,231    50%
Other                                        137            58   136%
                                    ------------  ------------
 Total revenues                            6,780         5,947    14%
Interest expense                           4,004         3,155    27%
                                    ------------  ------------
 Net revenues                              2,776         2,792    (1%)
                                    ------------  ------------

Total non-interest expenses                2,094         1,591    32%
                                    ------------  ------------
Income from continuing operations
 before losses from unconsolidated
 investees, income taxes and dividends
 on preferred securities subject to
 mandatory redemption                        682         1,201   (43%)
Losses from unconsolidated investees          77           105   (27%)
Dividends on preferred securities subject
 to mandatory redemption (1)                   -            47     *
                                    ------------  ------------
Income before taxes and discontinued
 operations                          $       605   $     1,049   (42%)
                                    ============  ============

Pre-tax profit margin (2)                    25%           41%

--------------------------
(1) At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts (a component of long-term debt) pursuant to the adoption of FIN 46. Dividends on junior subordinated debt issued to capital trusts are included in interest expense from February 29, 2004 forward.
(2) Income before taxes and discontinued operations, excluding losses from unconsolidated investees, as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.



                            MORGAN STANLEY
        Institutional Securities Income Statement Information
                   (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------    %
                                    Aug 31, 2004  May 31, 2004  Change
                                    ------------  ------------  ------
Investment banking                   $       711   $       891   (20%)
Principal transactions:
 Trading                                     565         1,923   (71%)
 Investments                                  38           136   (72%)
Commissions                                  462           527   (12%)
Asset management, distribution
 and administration fees                      36            32    13%
Interest and dividends                     4,831         3,151    53%
Other                                        137            57   140%
                                    ------------  ------------
 Total revenues                            6,780         6,717     1%
Interest expense                           4,004         2,770    45%
                                    ------------  ------------
 Net revenues                              2,776         3,947   (30%)
                                    ------------  ------------

Total non-interest expenses                2,094         2,812   (26%)
                                    ------------  ------------
Income from continuing operations
 before losses from unconsolidated
 investees, income taxes and dividends
 on preferred securities subject to
 mandatory redemption                        682         1,135   (40%)
Losses from unconsolidated investees          77            81    (5%)
Dividends on preferred securities subject
 to mandatory redemption (1)                   -             -     --
                                    ------------  ------------
Income before taxes and discontinued
 operations                          $       605   $     1,054   (43%)
                                    ============  ============

Pre-tax profit margin (2)                    25%           29%

--------------------------
(1) At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts (a component of long-term debt) pursuant to the adoption of FIN 46. Dividends on junior subordinated debt issued to capital trusts are included in interest expense from February 29, 2004 forward.
(2) Income before taxes and discontinued operations, excluding losses from unconsolidated investees, as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.



                            MORGAN STANLEY
        Institutional Securities Income Statement Information
                   (unaudited, dollars in millions)

                                        Nine Months Ended
                                    --------------------------    %
                                    Aug 31, 2004  Aug 31, 2003  Change
                                    ------------  ------------  ------
Investment banking                   $     2,341   $     1,480    58%
Principal transactions:
 Trading                                   4,179         4,705   (11%)
 Investments                                 190            65     *
Commissions                                1,494         1,279    17%
Asset management, distribution
 and administration fees                     102            69    48%
Interest and dividends                    11,207         9,256    21%
Other                                        269           194    39%
                                    ------------  ------------
 Total revenues                           19,782        17,048    16%
Interest expense                           9,555         8,440    13%
                                    ------------  ------------
 Net revenues                             10,227         8,608    19%
                                    ------------  ------------

Total non-interest expenses                7,227         6,027    20%
                                    ------------  ------------
Income from continuing operations
 before losses from unconsolidated
 investees, income taxes and dividends
 on preferred securities subject to
 mandatory redemption                      3,000         2,581    16%
Losses from unconsolidated investees         251           175    43%
Dividends on preferred securities subject
 to mandatory redemption (1)                  45           109   (59%)
                                    ------------  ------------
Income before taxes and discontinued
 operations                          $     2,704   $     2,297    18%
                                    ============  ============

Pre-tax profit margin (2)                    29%           29%

--------------------------
(1) At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts (a component of long-term debt) pursuant to the adoption of FIN 46. Dividends on junior subordinated debt issued to capital trusts are included in interest expense from February 29, 2004 forward.
(2) Income before taxes and discontinued operations, excluding losses from unconsolidated investees, as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

----------------------------------------------------------------------


                             MORGAN STANLEY
         Individual Investor Group Income Statement Information
                    (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------    %
                                    Aug 31, 2004  Aug 31, 2003  Change
                                    ------------  ------------  ------
Investment banking                   $        64   $        79   (19%)
Principal transactions:
 Trading                                     130           174   (25%)
 Investments                                  (3)           (3)    --
Commissions                                  315           356   (12%)
Asset management, distribution
 and administration fees                     514           403    28%
Interest and dividends                       103            93    11%
Other                                         45            37    22%
                                    ------------  ------------
 Total revenues                            1,168         1,139     3%
Interest expense                              44            37    19%
                                    ------------  ------------
 Net revenues                              1,124         1,102     2%
                                    ------------  ------------

Total non-interest expenses                1,102           914    21%
                                    ------------  ------------

Income before taxes                  $        22   $       188   (88%)
                                    ============  ============

Pre-tax profit margin (1)                    2%           17%

--------------------------
(1)   Income before taxes as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.



                             MORGAN STANLEY
         Individual Investor Group Income Statement Information
                    (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------    %
                                    Aug 31, 2004  May 31, 2004  Change
                                    ------------  ------------  ------
Investment banking                   $        64   $        82   (22%)
Principal transactions:
 Trading                                     130           141    (8%)
 Investments                                  (3)           (4)   25%
Commissions                                  315           367   (14%)
Asset management, distribution
 and administration fees                     514           511     1%
Interest and dividends                       103            95     8%
Other                                         45            52   (13%)
                                    ------------  ------------
 Total revenues                            1,168         1,244    (6%)
Interest expense                              44            35    26%
                                    ------------  ------------
 Net revenues                              1,124         1,209    (7%)
                                    ------------  ------------

Total non-interest expenses                1,102         1,077     2%
                                    ------------  ------------

Income before taxes                  $        22   $       132   (83%)
                                    ============  ============

Pre-tax profit margin (1)                    2%           11%

--------------------------
(1)   Income before taxes as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.



                             MORGAN STANLEY
         Individual Investor Group Income Statement Information
                    (unaudited, dollars in millions)

                                        Nine Months Ended
                                    --------------------------    %
                                    Aug 31, 2004  Aug 31, 2003  Change
                                    ------------  ------------  ------
Investment banking                   $       223   $       225    (1%)
Principal transactions:
 Trading                                     412           495   (17%)
 Investments                                  (3)            4     *
Commissions                                1,099           946    16%
Asset management, distribution
 and administration fees                   1,497         1,159    29%
Interest and dividends                       291           274     6%
Other                                        137           100    37%
                                    ------------  ------------
 Total revenues                            3,656         3,203    14%
Interest expense                             112           114    (2%)
                                    ------------  ------------
 Net revenues                              3,544         3,089    15%
                                    ------------  ------------

Total non-interest expenses                3,224         2,778    16%
                                    ------------  ------------

Income before taxes                  $       320   $       311     3%
                                    ============  ============

Pre-tax profit margin (1)                    9%           10%

--------------------------
(1)   Income before taxes as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

----------------------------------------------------------------------



                             MORGAN STANLEY
           Investment Management Income Statement Information
                   (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------    %
                                    Aug 31, 2004  Aug 31, 2003  Change
                                    ------------  ------------  ------
Investment banking                   $         8   $        11   (27%)
Principal transactions:
 Investments                                  90            10     *
Commissions                                    8             7    14%
Asset management, distribution
 and administration fees                     578           567     2%
Interest and dividends                         3            (2)    *
Other                                          7             5    40%
                                    ------------  ------------
 Total revenues                              694           598    16%
Interest expense                               2             -     *
                                    ------------  ------------
 Net revenues                                692           598    16%
                                    ------------  ------------

Total non-interest expenses                  475           435     9%
                                    ------------  ------------
Income before taxes                  $       217   $       163    33%
                                    ============  ============

Pre-tax profit margin (1)                   31%           27%

--------------------------
(1)   Income before taxes as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.


                             MORGAN STANLEY
           Investment Management Income Statement Information
                   (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------    %
                                    Aug 31, 2004  May 31, 2004  Change
                                    ------------  ------------  ------
Investment banking                   $         8   $        10   (20%)
Principal transactions:
 Investments                                  90            59    53%
Commissions                                    8             8     --
Asset management, distribution
 and administration fees                     578           607    (5%)
Interest and dividends                         3             1     *
Other                                          7             6    17%
                                    ------------  ------------
 Total revenues                              694           691    --
Interest expense                               2             1   100%
                                    ------------  ------------
 Net revenues                                692           690     --
                                    ------------  ------------

Total non-interest expenses                  475           481    (1%)
                                    ------------  ------------
Income before taxes                  $       217   $       209     4%
                                    ============  ============

Pre-tax profit margin (1)                   31%           30%

--------------------------
(1)   Income before taxes as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.


                             MORGAN STANLEY
           Investment Management Income Statement Information
                   (unaudited, dollars in millions)

                                        Nine Months Ended
                                    --------------------------    %
                                    Aug 31, 2004  Aug 31, 2003  Change
                                    ------------  ------------  ------
Investment banking                   $        31   $        28    11%
Principal transactions:
 Investments                                 158             6     *
Commissions                                   24            14    71%
Asset management, distribution
 and administration fees                   1,788         1,618    11%
Interest and dividends                         6             -     *
Other                                         22            20    10%
                                    ------------  ------------
 Total revenues                            2,029         1,686    20%
Interest expense                               5             5     --
                                    ------------  ------------
 Net revenues                              2,024         1,681    20%
                                    ------------  ------------

Total non-interest expenses                1,428         1,296    10%
                                    ------------  ------------
Income before taxes                  $       596   $       385    55%
                                    ============  ============

Pre-tax profit margin (1)                   29%           23%

--------------------------
(1)   Income before taxes as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

----------------------------------------------------------------------


                             MORGAN STANLEY
              Credit Services Income Statement Information
                    (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------    %
                                    Aug 31, 2004  Aug 31, 2003  Change
                                    ------------  ------------  ------
Fees:
 Merchant and cardmember             $       349   $       340     3%
 Servicing                                   459           462    (1%)
Other                                         (5)           18  (128%)
                                    ------------  ------------
 Total non-interest revenues                 803           820    (2%)

Interest revenue                             496           515    (4%)
Interest expense                             162           191   (15%)
                                    ------------  ------------
 Net interest income                         334           324     3%

Provision for consumer loan losses           240           310   (23%)
                                    ------------  ------------
 Net credit income                            94            14     *
                                    ------------  ------------
 Net revenues                                897           834     8%
                                    ------------  ------------

Total non-interest expenses                  567           542     5%
                                    ------------  ------------
Income before taxes                  $       330   $       292    13%
                                    ============  ============

Pre-tax profit margin (1)                   37%           35%

--------------------------
(1)   Income before taxes as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.


                             MORGAN STANLEY
              Credit Services Income Statement Information
                    (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------    %
                                    Aug 31, 2004  May 31, 2004  Change
                                    ------------  ------------  ------
Fees:
 Merchant and cardmember             $       349   $       306    14%
 Servicing                                   459           485    (5%)
Other                                         (5)           16  (131%)
                                    ------------  ------------
 Total non-interest revenues                 803           807     --

Interest revenue                             496           435    14%
Interest expense                             162           163    (1%)
                                    ------------  ------------
 Net interest income                         334           272    23%

Provision for consumer loan losses           240           200    20%
                                    ------------  ------------
 Net credit income                            94            72    31%
                                    ------------  ------------
 Net revenues                                897           879     2%
                                    ------------  ------------

Total non-interest expenses                  567           581    (2%)
                                    ------------  ------------
Income before taxes                  $       330   $       298    11%
                                    ============  ============

Pre-tax profit margin (1)                   37%           34%

--------------------------
(1)   Income before taxes as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.


                             MORGAN STANLEY
              Credit Services Income Statement Information
                    (unaudited, dollars in millions)

                                        Nine Months Ended
                                    --------------------------    %
                                    Aug 31, 2004  Aug 31, 2003  Change
                                    ------------  ------------  ------
Fees:
 Merchant and cardmember             $       992   $     1,042    (5%)
 Servicing                                 1,516         1,532    (1%)
Other                                         16            20   (20%)
                                    ------------  ------------
 Total non-interest revenues               2,524         2,594    (3%)

Interest revenue                           1,411         1,604   (12%)
Interest expense                             499           627   (20%)
                                    ------------  ------------
 Net interest income                         912           977    (7%)

Provision for consumer loan losses           702           955   (26%)
                                    ------------  ------------
 Net credit income                           210            22     *
                                    ------------  ------------
 Net revenues                              2,734         2,616     5%
                                    ------------  ------------

Total non-interest expenses                1,741         1,732     1%
  ------------  ------------
Income before taxes                  $       993   $       884    12%
                                    ============  ============

Pre-tax profit margin (1)                   36%           34%

--------------------------
(1)   Income before taxes as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

----------------------------------------------------------------------



                             MORGAN STANLEY
              Credit Services Income Statement Information
                    (unaudited, dollars in millions)
                          (Managed loan basis)

                                          Quarter Ended
                                    --------------------------    %
                                    Aug 31, 2004  Aug 31, 2003  Change
                                    ------------  ------------  ------
Fees:
 Merchant and cardmember             $       499   $       523    (5%)
 Servicing                                     -             -     --
Other                                        (10)           19     *
                                    ------------  ------------
 Total non-interest revenues                 489           542   (10%)

Interest revenue                           1,422         1,576   (10%)
Interest expense                             337           391   (14%)
                                    ------------  ------------
 Net interest income                       1,085         1,185    (8%)

Provision for consumer loan losses           677           893   (24%)
                                    ------------  ------------
 Net credit income                           408           292    40%
                                    ------------  ------------
 Net revenues                                897           834     8%
                                    ------------  ------------

Total non-interest expenses                  567           542     5%
                                    ------------  ------------
Income before taxes                  $       330   $       292    13%
                                    ============  ============

Pre-tax profit margin (1)                   37%           35%

--------------------------
(1)   Income before taxes as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.



                             MORGAN STANLEY
              Credit Services Income Statement Information
                    (unaudited, dollars in millions)
                          (Managed loan basis)

                                          Quarter Ended
                                    --------------------------    %
                                    Aug 31, 2004  May 31, 2004  Change
                                    ------------  ------------  ------
Fees:
 Merchant and cardmember             $       499   $       467     7%
 Servicing                                     -             -     --
Other                                        (10)           16     *
                                    ------------  ------------
 Total non-interest revenues                 489           483     1%

Interest revenue                           1,422         1,450    (2%)
Interest expense                             337           337     --
                                    ------------  ------------
 Net interest income                       1,085         1,113    (3%)

Provision for consumer loan losses           677           717    (6%)
                                    ------------  ------------
 Net credit income                           408           396     3%
                                    ------------  ------------
 Net revenues                                897           879     2%
                                    ------------  ------------

Total non-interest expenses                  567           581    (2%)
                                    ------------  ------------
Income before taxes                  $       330   $       298    11%
                                    ============  ============

Pre-tax profit margin (1)                   37%           34%

--------------------------
(1)   Income before taxes as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.


                            MORGAN STANLEY
              Credit Services Income Statement Information
                    (unaudited, dollars in millions)
                          (Managed loan basis)

                                        Nine Months Ended
                                    --------------------------    %
                                    Aug 31, 2004  Aug 31, 2003  Change
                                    ------------  ------------  ------
Fees:
 Merchant and cardmember             $     1,485   $     1,594    (7%)
 Servicing                                     -             -     --
Other                                         41           108   (62%)
                                    ------------  ------------
 Total non-interest revenues               1,526         1,702   (10%)

Interest revenue                           4,396         4,748    (7%)
Interest expense                           1,024         1,242   (18%)
                                    ------------  ------------
 Net interest income                       3,372         3,506    (4%)

Provision for consumer loan losses         2,164         2,592   (17%)
                                    ------------  ------------
 Net credit income                         1,208           914    32%
                                    ------------  ------------
 Net revenues                              2,734         2,616     5%
                                    ------------  ------------

Total non-interest expenses                1,741         1,732     1%
                                    ------------  ------------
Income before taxes                  $       993   $       884    12%
                                    ============  ============

Pre-tax profit margin (1)                   36%           34%

--------------------------
(1)   Income before taxes as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

----------------------------------------------------------------------



                            MORGAN STANLEY
                       Intersegment Eliminations
                   (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------    %
                                    Aug 31, 2004  Aug 31, 2003  Change
                                    ------------  ------------  ------
Investment banking                   $         -   $         -     --
Principal transactions:
 Trading                                       -             -     --
 Investments                                   -             -     --
Commissions                                  (17)          (29)   41%
Asset management, distribution
 and administration fees                     (40)          (38)   (5%)
Interest and dividends                       (23)          (16)  (44%)
Other                                         (7)          (10)   30%
                                    ------------  ------------
 Total revenues                              (87)          (93)    6%
Interest expense                             (23)          (16)  (44%)
                                    ------------  ------------
 Net revenues                                (64)          (77)   17%
                                    ------------  ------------

Total non-interest expenses                  (95)         (108)   12%
                                    ------------  ------------
Income before taxes                  $        31   $        31     --
                                    ============  ============

--------------------------
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.


                            MORGAN STANLEY
                       Intersegment Eliminations
                   (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------    %
                                    Aug 31, 2004  May 31, 2004  Change
                                    ------------  ------------  ------
Investment banking                   $         -   $         -     --
Principal transactions:
 Trading                                       -             -     --
 Investments                                   -             -     --
Commissions                                  (17)          (25)   32%
Asset management, distribution
 and administration fees                     (40)          (37)   (8%)
Interest and dividends                       (23)          (19)  (21%)
Other                                         (7)          (13)   46%
                                    ------------  ------------
 Total revenues                              (87)          (94)    7%
Interest expense                             (23)          (19)  (21%)
                                    ------------  ------------
 Net revenues                                (64)          (75)   15%
                                    ------------  ------------

Total non-interest expenses                  (95)         (104)    9%
                                    ------------  ------------
Income before taxes                  $        31   $        29     7%
                                    ============  ============

--------------------------
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.


                            MORGAN STANLEY
                       Intersegment Eliminations
                   (unaudited, dollars in millions)

                                        Nine Months Ended
                                    --------------------------    %
                                    Aug 31, 2004  Aug 31, 2003  Change
                                    ------------  ------------  ------
Investment banking                   $         -   $         -     --
Principal transactions:
 Trading                                       -             -     --
 Investments                                   -             -     --
Commissions                                  (71)          (82)   13%
Asset management, distribution
 and administration fees                    (114)         (113)   (1%)
Interest and dividends                       (60)          (75)   20%
Other                                        (28)          (29)    3%
                                    ------------  ------------
 Total revenues                             (273)         (299)    9%
Interest expense                             (60)          (75)   20%
                                    ------------  ------------
 Net revenues                               (213)         (224)    5%
                                    ------------  ------------

Total non-interest expenses                 (302)         (317)    5%
                                    ------------  ------------
Income before taxes                  $        89   $        93    (4%)
                                    ============  ============

--------------------------
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

----------------------------------------------------------------------


                             MORGAN STANLEY
               Financial Information and Statistical Data
                              (unaudited)

                                          Quarter Ended
                                    --------------------------    %
                                    Aug 31, 2004  Aug 31, 2003  Change
                                    ------------  ------------  ------

Total assets (millions)              $   745,033   $   580,632    28%
Adjusted assets (millions) (1)       $   465,105   $   363,985    28%
Period end common shares
 outstanding (millions)                  1,096.7       1,088.1     1%
Book value per common share          $     25.00   $     21.79    15%
Shareholders' equity (millions) (2)  $    30,317   $    26,517    14%
Total capital (millions) (3)         $   101,237   $    78,241    29%
Worldwide employees                       52,812        52,205     1%

Average Daily 99%/One-Day Value-at-Risk ("VaR") (4)
Primary Market Risk Category ($ millions, pre-tax)
  Interest rate and credit spread    $        52   $        42
  Equity price                                36            25
  Foreign exchange rate                       12             7
  Commodity price                             40            27
  Aggregate trading VaR              $        79   $        54

--------------------------
(1) Adjusted assets exclude certain self-funded assets considered to have minimal market, credit and/or liquidity risk that are generally attributable to matched book and securities lending businesses as measured by aggregate resale agreements and securities borrowed less non-derivative short positions.
    See page F-19 for further information.
(2) At May 31, 2004 and August 31, 2004, shareholders' equity includes $2,897 million of junior subordinated debt issued to capital trusts that in prior periods was classified as preferred securities subject to mandatory redemption. This amount was reclassified to long-term debt at February 29, 2004 pursuant to the adoption of FIN 46. See Note 12 to the Consolidated Financial Statements in the Company's Form 10-K for fiscal 2003. At the prior quarter ends, shareholders' equity included preferred securities subject to mandatory redemption. The junior subordinated debt issued to capital trusts and the preferred securities subject to mandatory redemption at quarter ends prior to February 29, 2004 are collectively referred to hereinafter as junior subordinated debt issued to capital trusts.
(3) Includes common equity, junior subordinated debt issued to capital trusts, capital units and the non-current portion of long-term debt.
(4) 99%/One-Day VaR represents the loss amount that one would not expect to exceed, on average, more than one time every one hundred trading days in the Company's trading positions if the portfolio were held constant for a one day period.
    The Company's VaR incorporates substantially all financial instruments generating market risk that are managed by the Company's trading businesses. For a further discussion of the calculation of VaR and the limitations of the Company's
    VaR methodology, see Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" in the Company's Form 10-K for fiscal 2003.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.


                                MORGAN STANLEY
                 Financial Information and Statistical Data
                                 (unaudited)

                                          Quarter Ended
                                    --------------------------    %
                                    Aug 31, 2004  May 31, 2004  Change
                                    ------------  ------------  ------

Total assets (millions)              $   745,033   $   729,501     2%
Adjusted assets (millions) (1)       $   465,105   $   448,144     4%
Period end common shares
 outstanding (millions)                  1,096.7       1,098.1     --
Book value per common share          $     25.00   $     24.59     2%
Shareholders' equity (millions) (2)  $    30,317   $    29,899     1%
Total capital (millions) (3)         $   101,237   $   100,127     1%
Worldwide employees                       52,812        51,580     2%

Average Daily 99%/One-Day Value-at-Risk ("VaR") (4)
Primary Market Risk Category ($ millions, pre-tax)
  Interest rate and credit spread    $        52   $        50
  Equity price                                36            32
  Foreign exchange rate                       12            12
  Commodity price                             40            34
  Aggregate trading VaR              $        79   $        72

--------------------------

(1) Adjusted assets exclude certain self-funded assets considered to have minimal market, credit and/or liquidity risk that are generally attributable to matched book and securities lending businesses as measured by aggregate resale agreements and securities borrowed less non-derivative short positions.
    See page F-19 for further information.
(2) At May 31, 2004 and August 31, 2004, shareholders' equity includes $2,897 million of junior subordinated debt issued to capital trusts that in prior periods was classified as preferred securities subject to mandatory redemption. This amount was reclassified to long-term debt at February 29, 2004 pursuant to the adoption of FIN 46. See Note 12 to the Consolidated Financial Statements in the Company's Form 10-K for fiscal 2003. At the prior quarter ends, shareholders' equity included preferred securities subject to mandatory redemption. The junior subordinated debt issued to capital trusts and the preferred securities subject to mandatory redemption at quarter ends prior to February 29, 2004 are collectively referred to hereinafter as junior subordinated debt issued to capital trusts.
(3) Includes common equity, junior subordinated debt issued to capital trusts, capital units and the non-current portion of long-term debt.
(4) 99%/One-Day VaR represents the loss amount that one would not expect to exceed, on average, more than one time every one hundred trading days in the Company's trading positions if the portfolio were held constant for a one day period.
    The Company's VaR incorporates substantially all financial instruments generating market risk that are managed by the Company's trading businesses. For a further discussion of the calculation of VaR and the limitations of the Company's
    VaR methodology, see Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" in the Company's Form 10-K for fiscal 2003.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

----------------------------------------------------------------------


                            MORGAN STANLEY
              Financial Information and Statistical Data
                             (unaudited)

                                          Quarter Ended
                                    --------------------------    %
                                    Aug 31, 2004  Aug 31, 2003  Change
                                    ------------  ------------  ------
Institutional Securities
Advisory revenue (millions)          $       310   $       130   138%
Underwriting revenue (millions)
  Equity                             $       200   $       183     9%
  Fixed income                       $       201   $       205    (2%)

Sales and trading net revenue
(millions) (1)
  Equity                             $       883   $       830     6%
  Fixed income                       $     1,186   $     1,462   (19%)

                                           Fiscal View
                                         Quarter Ended (2)
                                    --------------------------
                                    Aug 31, 2004  Aug 31, 2003
                                    ------------  ------------

Mergers and acquisitions announced transactions
  Morgan Stanley global market
   volume (billions)                 $      79.4   $      62.4
  Market share                             20.3%         21.9%
  Rank                                         4             3

Mergers and acquisitions completed transactions
  Morgan Stanley global market
   volume (billions)                 $     135.4   $      36.1
  Market share                             32.2%         13.9%
  Rank                                         2             6

Worldwide equity and related issues
  Morgan Stanley global market
   volume (billions)                 $       9.4   $       8.4
  Market share                              9.4%          7.3%
  Rank                                         2             6

Worldwide fixed income
  Morgan Stanley global market
   volume (billions)                 $      86.9   $      88.6
  Market share                              7.6%          7.8%
  Rank                                         2             3

--------------------------
(1) Includes principal trading, commissions and net interest revenue.
(2)   Source: Thomson Financial, data as of September 13, 2004.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.



                            MORGAN STANLEY
              Financial Information and Statistical Data
                             (unaudited)

                                          Quarter Ended
                                    --------------------------    %
                                    Aug 31, 2004  May 31, 2004  Change
                                    ------------  ------------  ------
Institutional Securities
Advisory revenue (millions)          $       310   $       324    (4%)
Underwriting revenue (millions)
  Equity                             $       200   $       314   (36%)
  Fixed income                       $       201   $       253   (21%)

Sales and trading net revenue
(millions) (1)
  Equity                             $       883   $     1,113   (21%)
  Fixed income                       $     1,186   $     1,828   (35%)

                                           Fiscal View
                                         Quarter Ended (2)
                                    --------------------------
                                    Aug 31, 2004  May 31, 2004
                                    ------------  ------------

Mergers and acquisitions announced transactions
  Morgan Stanley global market
   volume (billions)                 $      79.4   $      74.5
  Market share                             20.3%         20.9%
  Rank                                         4             4

Mergers and acquisitions completed transactions
  Morgan Stanley global market
   volume (billions)                 $     135.4   $     132.5
  Market share                             32.2%         37.3%
  Rank                                         2             2

Worldwide equity and related issues
  Morgan Stanley global market
   volume (billions)                 $       9.4   $      16.4
  Market share                              9.4%         12.9%
  Rank                                         2             2

Worldwide fixed income
  Morgan Stanley global market
   volume (billions)                 $      86.9   $     102.2
  Market share                              7.6%          7.5%
  Rank                                         2             2

--------------------------
(1) Includes principal trading, commissions and net interest revenue.
(2)   Source: Thomson Financial, data as of September 13, 2004.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.


                            MORGAN STANLEY
              Financial Information and Statistical Data
                             (unaudited)

                                        Nine Months Ended
                                    --------------------------    %
                                    Aug 31, 2004  Aug 31, 2003  Change
                                    ------------  ------------  ------
Institutional Securities
Advisory revenue (millions)          $       866   $       437    98%
Underwriting revenue (millions)
  Equity                             $       828   $       462    79%
  Fixed income                       $       647   $       581    11%

Sales and trading net revenue
(millions) (1)
  Equity                             $     3,101   $     2,672    16%
  Fixed income                       $     4,665   $     4,379     7%

                                         Calendar View
                                      Eight Months Ended (2)
                                    --------------------------
                                    Aug 31, 2004  Aug 31, 2003
                                    ------------  ------------

Mergers and acquisitions announced transactions
  Morgan Stanley global market
   volume (billions)                 $     261.9   $     113.1
  Market share                             24.4%         15.4%
  Rank                                         4             5

Mergers and acquisitions completed transactions
  Morgan Stanley global market
   volume (billions)                 $     283.5   $     131.7
  Market share                             31.7%         18.9%
  Rank                                         2             3

Worldwide equity and related issues
  Morgan Stanley global market
   volume (billions)                 $      38.1   $      22.4
  Market share                             12.2%         10.3%
  Rank                                         1             3

Worldwide fixed income
  Morgan Stanley global market
   volume (billions)                 $     251.0   $     242.5
  Market share                              7.3%          7.2%
  Rank                                         2             3

--------------------------
(1) Includes principal trading, commissions and net interest revenue.
(2)   Source: Thomson Financial, data as of September 13, 2004.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                  F-10

----------------------------------------------------------------------


                             MORGAN STANLEY
                            Statistical Data
                              (unaudited)

                                          Quarter Ended
                                    --------------------------    %
                                    Aug 31, 2004  Aug 31, 2003  Change
                                    ------------  ------------  ------


Individual Investor Group

Global financial advisors                 10,785        11,326    (5%)

Total client assets (billions)       $       576   $       544     6%
Fee-based client account
 assets (billions) (1)               $       146   $       122    20%
Fee-based assets as a % of
 client assets                               25%           22%

Domestic retail locations                    525           544    (3%)


Investment Management

Assets under management or supervision ($ billions)

Net flows
  Retail                             $     (0.3)   $      1.1   (127%)
  Institutional                            (0.2)         (1.8)    89%
                                    ------------  ------------
   Net flows excluding money markets       (0.5)         (0.7)    29%
                                    ------------  ------------
  Money markets                             9.2           0.2      *

Assets under management or supervision by distribution channel
  Retail                             $       194   $       190     2%
  Institutional                              200           155    29%
                                    ------------  ------------
   Total                             $       394   $       345    14%
                                    ============  ============

Assets under management or supervision by asset class
  Equity                             $       179   $       153    17%
  Fixed income                               116           111     5%
  Money market                                76            63    21%
  Other (2)                                   23            18    28%
                                    ------------  ------------
   Total                             $       394   $       345    14%
                                    ============  ============

--------------------------
(1) Represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(2)   Includes Alternative Investments.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.



                             MORGAN STANLEY
                            Statistical Data
                              (unaudited)

                                          Quarter Ended
                                    --------------------------    %
                                    Aug 31, 2004  May 31, 2004  Change
                                    ------------  ------------  ------


Individual Investor Group

Global financial advisors                 10,785        10,722     1%

Total client assets (billions)       $       576   $       579    (1%)
Fee-based client account
 assets (billions) (1)               $       146   $       145     1%
Fee-based assets as a % of
 client assets                               25%           25%

Domestic retail locations                    525           526     --


Investment Management

Assets under management or supervision ($ billions)

Net flows
  Retail                             $     (0.3)   $     (0.6)    50%
  Institutional                            (0.2)          5.7   (104%)
                                    ------------  ------------
   Net flows excluding money markets       (0.5)          5.1   (110%)
                                    ------------  ------------
  Money markets                             9.2           4.2    119%

Assets under management or supervision by distribution channel
  Retail                             $       194   $       195    (1%)
  Institutional                              200           189     6%
                                    ------------  ------------
   Total                             $       394   $       384     3%
     ============  ============

Assets under management or supervision by asset class
  Equity                             $       179   $       182    (2%)
  Fixed income                               116           114     2%
  Money market                                76            66    15%
  Other (2)                                   23            22     5%
                                    ------------  ------------
   Total                             $       394   $       384     3%
                                    ============  ============

--------------------------
(1) Represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(2)   Includes Alternative Investments.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.



                             MORGAN STANLEY
                            Statistical Data
                              (unaudited)

                                        Nine Months Ended
                                    --------------------------    %
                                    Aug 31, 2004  Aug 31, 2003  Change
                                    ------------  ------------  ------

Investment Management

Assets under management or supervision ($ billions)

Net flows
  Retail                             $     (0.4)  $         -      *
  Institutional                             6.9          (8.5)     *
                                    ------------  ------------
   Net flows excluding money markets        6.5          (8.5)     *
                                    ------------  ------------
  Money markets                            14.8          (3.3)     *

                                  F-11

----------------------------------------------------------------------




                             MORGAN STANLEY
                            Statistical Data
                              (unaudited)

                                          Quarter Ended
                                    --------------------------    %
                                    Aug 31, 2004  Aug 31, 2003  Change
                                    ------------  ------------  ------


Consolidated assets under management or supervision ($ billions)

Consolidated assets under management or supervision by
 distribution channel
  Retail                             $       290   $       268     8%
  Institutional                              220           165    33%
                                    ------------  ------------
   Total (1)                         $       510   $       433    18%
                                    ============  ============

Consolidated assets under management or supervision by asset class
  Equity                             $       224   $       189    19%
  Fixed income                               130           123     6%
  Money market                                80            66    21%
  Other (2)                                   76            55    38%
                                    ------------  ------------
   Total (1)                         $       510   $       433    18%
                                    ============  ============

--------------------------
(1) Revenues and expenses associated with customer assets of $103 billion and $85 billion for fiscal 3Q04 and fiscal 3Q03, respectively, are included in the Company's Individual Investor Group segment, and $13 billion and $3 billion for fiscal 3Q04 and fiscal 3Q03, respectively, are included in the Company's Institutional Securities segment.
(2)   Includes Alternative Investments.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.



                             MORGAN STANLEY
                            Statistical Data
                              (unaudited)

                                          Quarter Ended
                                    --------------------------    %
                                    Aug 31, 2004  May 31, 2004  Change
                                    ------------  ------------  ------

Consolidated assets under management or supervision ($ billions)

Consolidated assets under management or supervision by
 distribution channel
  Retail                             $       290   $       290     --
  Institutional                              220           210     5%
                                    ------------  ------------
   Total (1)                         $       510   $       500     2%
                                    ============  ============

Consolidated assets under management or supervision by asset class
  Equity                             $       224   $       226    (1%)
  Fixed income                               130           128     2%
  Money market                                80            70    14%
  Other (2)                                   76            76     --
                                    ------------  ------------
   Total (1)                         $       510   $       500     2%
                                    ============  ============

--------------------------
(1) Revenues and expenses associated with customer assets of $103 billion and $103 billion for fiscal 3Q04 and fiscal 2Q04, respectively, are included in the Company's Individual Investor Group segment, and $13 billion and $13 billion for fiscal 3Q04 and fiscal 2Q04, respectively, are included in the Company's Institutional Securities segment.
(2)   Includes Alternative Investments.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                  F-12

----------------------------------------------------------------------


                             MORGAN STANLEY
               Financial Information and Statistical Data
                    (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------    %
                                    Aug 31, 2004  Aug 31, 2003  Change
                                    ------------  ------------  ------
Credit Services

Total owned credit card loans
 Period end                          $    18,471   $   18,106      2%
 Average                             $    17,787   $   18,600     (4%)

Total managed credit card loans (1)(2)
 Period end                          $    47,126   $   49,965     (6%)
 Average                             $    46,873   $   50,663     (7%)
 Interest yield                           11.69%       11.94%  (25 bp)
 Interest spread                           8.83%        8.91%   (8 bp)
 Transaction volume (billions)       $      25.4   $     24.8      2%
 Accounts (millions)                        46.0         46.3     (1%)
 Active accounts (millions)                 19.6         21.3     (8%)
 Average receivables per average
  active account (actual $)          $     2,381   $    2,348      1%
 Net gain on securitization          $       (14)  $       (9)   (56%)
Credit quality
 Net charge-off rate                       5.76%        6.90% (114 bp)
 Delinquency rate (over 30 days)           4.81%        6.05% (124 bp)
 Delinquency rate (over 90 days)           2.22%        2.91%  (69 bp)
 Allowance for loan losses
  at period end                      $       939   $      969     (3%)

International managed credit card loans (2)
 Period end                          $     2,337   $    2,180      7%
 Average                             $     2,389   $    2,356      1%
 Accounts (millions)                         1.2          1.1      9%

Mortgages
 Mortgage originations               $     1,231   $    1,618    (24%)

--------------------------
(1) Includes domestic and international credit card businesses.
(2)   Includes owned and securitized credit card loans.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.



                             MORGAN STANLEY
               Financial Information and Statistical Data
                    (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------    %
                                    Aug 31, 2004  May 31, 2004  Change
                                    ------------  ------------  ------
Credit Services

Total owned credit card loans
 Period end                          $    18,471   $    17,506     6%
 Average                             $    17,787   $    16,202    10%

Total managed credit card loans (1)(2)
 Period end                          $    47,126   $    46,828     1%
 Average                             $    46,873   $    46,929     --
 Interest yield                           11.69%        11.88% (19 bp)
 Interest spread                           8.83%         9.06% (23 bp)
 Transaction volume (billions)       $      25.4   $      24.4     4%
 Accounts (millions)                        46.0          46.0     --
 Active accounts (millions)                 19.6          19.9    (2%)
 Average receivables per average
  active account (actual $)          $     2,381   $     2,330     2%
 Net gain on securitization          $       (14)  $       (12)  (17%)
Credit quality
 Net charge-off rate                       5.76%         6.48% (72 bp)
 Delinquency rate (over 30 days)           4.81%         4.88%  (7 bp)
 Delinquency rate (over 90 days)           2.22%         2.40% (18 bp)
 Allowance for loan losses
  at period end                      $       939   $       940     --

International managed credit card loans (2)
 Period end                          $     2,337   $     2,409    (3%)
 Average                             $     2,389   $     2,411    (1%)
 Accounts (millions)                         1.2           1.2     --

Mortgages
 Mortgage originations               $     1,231   $     1,380   (11%)

--------------------------
(1) Includes domestic and international credit card businesses.
(2)   Includes owned and securitized credit card loans.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.



                             MORGAN STANLEY
               Financial Information and Statistical Data
                    (unaudited, dollars in millions)

                                         Nine Months Ended
                                    --------------------------    %
                                    Aug 31, 2004  Aug 31, 2003  Change
                                    ------------  ------------  ------
Credit Services

Total owned credit card loans
 Period end                          $    18,471   $   18,106      2%
 Average                             $    17,287   $   19,991    (14%)

Total managed credit card loans (1)(2)
 Period end                          $    47,126   $   49,965     (6%)
 Average                             $    47,485   $   51,537     (8%)
 Interest yield                           11.93%       11.90%    3 bp
 Interest spread                           9.09%        8.69%   40 bp
 Transaction volume (billions)       $      73.9   $     74.8     (1%)
 Accounts (millions)                        46.0         46.3     (1%)
 Active accounts (millions)                 19.6         21.3     (8%)
 Average receivables per average
  active account (actual $)          $     2,357   $    2,333      1%
 Net gain on securitization          $        (7)  $       37   (119%)
Credit quality
 Net charge-off rate                       6.19%        6.52%  (33 bp)
 Delinquency rate (over 30 days)           4.81%        6.05% (124 bp)
 Delinquency rate (over 90 days)           2.22%        2.91%  (69 bp)
 Allowance for loan losses
  at period end                      $       939   $      969     (3%)

International managed credit card loans (2)
 Period end                          $     2,337   $    2,180      7%
 Average                             $     2,368   $    2,300      3%
 Accounts (millions)                         1.2          1.1      9%

Mortgages
 Mortgage originations               $     3,570   $    4,305    (17%)

--------------------------
(1) Includes domestic and international credit card businesses.
(2)   Includes owned and securitized credit card loans.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                  F-13

----------------------------------------------------------------------



                                 MORGAN STANLEY


The following page (F-14) presents more detailed financial information regarding the results of operations for the combined institutional securities, individual investor group and investment management businesses. Morgan Stanley believes that a combined presentation is informative due to certain synergies among these businesses, as well as to facilitate comparisons of the Company's results with those of other companies in the financial services industry that have securities and asset management businesses. Morgan Stanley provides this type of presentation for its credit services activities page (F-15) in order to provide helpful comparison to other credit card issuers.

----------------------------------------------------------------------



                               MORGAN STANLEY
 Inst'l Securities, Individual Investor Group and Investment Mgm't (1)
                   Combined Income Statement Information
                     (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------    %
                                    Aug 31, 2004  Aug 31, 2003  Change
                                    ------------  ------------  ------
Investment banking                   $       783   $       608    29%
Principal transactions:
 Trading                                     695         1,818   (62%)
 Investments                                 125            38     *
Commissions                                  768           775    (1%)
Asset management, distribution
 and administration fees                   1,088           956    14%
Interest and dividends                     4,929         3,316    49%
Other                                        184            93    98%
                                    ------------  ------------
 Total revenues                            8,572         7,604    13%
Interest expense                           4,042         3,186    27%
                                    ------------  ------------
 Net revenues                              4,530         4,418     3%
                                    ------------  ------------

Compensation and benefits                  2,155         1,745    23%
Occupancy and equipment                      205           170    21%
Brok., clearing and exchange fees            231           212     9%
Info processing and communications           242           227     7%
Marketing and business development           143           107    34%
Professional services                        334           218    53%
Other                                        268           156    72%
                                    ------------  ------------
 Total non-interest expenses               3,578         2,835    26%
                                    ------------  ------------
Income from continuing operations before
 losses from unconsolidated investees,
 income taxes and dividends on preferred
 securities subject to
 mandatory redemption                        952         1,583   (40%)
Losses from unconsolidated investees          77           105   (27%)
Dividends on preferred securities
 subject to mandatory redemption (2)           -            47     *
                                    ------------  ------------
Income before taxes and discontinued
 operations                          $       875   $     1,431   (39%)
                                    ============  ============

Comp & benefits as a % of net rev.           48%           40%
Non-comp exp. as a % of net rev.             31%           25%

Pre-tax profit margin (3)                    21%           35%

Number of employees (4)                   39,494        37,493     5%

--------------------------
(1)   Includes the elimination of intersegment activity.
(2) At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts (a component of long-term debt) pursuant to the adoption of FIN 46. Dividends on junior subordinated debt issued to capital trusts are included in interest expense from February 29, 2004 forward.
(3) Income before taxes and discontinued operations, excluding losses from unconsolidated investees, as a % of net revenues.
(4) Includes Institutional Securities, Individual Investor Group, Investment Management and Infrastructure/Company areas.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.



                             MORGAN STANLEY
 Inst'l Securities, Individual Investor Group and Investment Mgm't (1)
                  Combined Income Statement Information
                    (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------    %
                                    Aug 31, 2004  May 31, 2004  Change
                                    ------------  ------------  ------
Investment banking                   $       783   $       983   (20%)
Principal transactions:
 Trading                                     695         2,064   (66%)
 Investments                                 125           191   (35%)
Commissions                                  768           877   (12%)
Asset management, distribution
 and administration fees                   1,088         1,113    (2%)
Interest and dividends                     4,929         3,241    52%
Other                                        184           105    75%
                                    ------------  ------------
 Total revenues                            8,572         8,574     --
Interest expense                           4,042         2,800    44%
                                    ------------  ------------
 Net revenues                              4,530         5,774   (22%)
                                    ------------  ------------

Compensation and benefits                  2,155         2,725   (21%)
Occupancy and equipment                      205           185    11%
Brok., clearing and exchange fees            231           237    (3%)
Info processing and communications           242           232     4%
Marketing and business development           143           137     4%
Professional services                        334           291    15%
Other                                        268           462   (42%)
                                    ------------  ------------
 Total non-interest expenses               3,578         4,269   (16%)
                                    ------------  ------------
Income from continuing operations before
 losses from unconsolidated investees,
 income taxes and dividends on preferred
 securities subject to
 mandatory redemption                        952         1,505   (37%)
Losses from unconsolidated investees          77            81    (5%)
Dividends on preferred securities
 subject to mandatory redemption (2)           -             -     --
                                    ------------  ------------
Income before taxes and discontinued
 operations                          $       875   $     1,424   (39%)
                                    ============  ============

Comp & benefits as a % of net rev.           48%           47%
Non-comp exp. as a % of net rev.             31%           27%

Pre-tax profit margin (3)                    21%           26%

Number of employees (4)                   39,494        38,058     4%

--------------------------
(1)   Includes the elimination of intersegment activity.
(2) At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts (a component of long-term debt) pursuant to the adoption of FIN 46. Dividends on junior subordinated debt issued to capital trusts are included in interest expense from February 29, 2004 forward.
(3) Income before taxes and discontinued operations, excluding losses from unconsolidated investees, as a % of net revenues.
(4) Includes Institutional Securities, Individual Investor Group, Investment Management and Infrastructure/Company areas.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.




                             MORGAN STANLEY
 Inst'l Securities, Individual Investor Group and Investment Mgm't (1)
                  Combined Income Statement Information
                    (unaudited, dollars in millions)

                                         Nine Months Ended
                                    --------------------------    %
                                    Aug 31, 2004  Aug 31, 2003  Change
                                    ------------  ------------  ------
Investment banking                   $     2,595   $     1,733    50%
Principal transactions:
 Trading                                   4,591         5,200   (12%)
 Investments                                 345            75     *
Commissions                                2,546         2,157    18%
Asset management, distribution
 and administration fees                   3,273         2,733    20%
Interest and dividends                    11,484         9,515    21%
Other                                        407           294    38%
                                    ------------  ------------
 Total revenues                           25,241        21,707    16%
Interest expense                           9,652         8,544    13%
                                    ------------  ------------
 Net revenues                             15,589        13,163    18%
                                    ------------  ------------

Compensation and benefits                  7,394         6,154    20%
Occupancy and equipment                      569           522     9%
Brok., clearing and exchange fees            692           605    14%
Info processing and communications           708           689     3%
Marketing and business development           391           339    15%
Professional services                        878           588    49%
Other                                        952           896     6%
                                    ------------  ------------
 Total non-interest expenses              11,584         9,793    18%
                                    ------------  ------------
Income from continuing operations before
 losses from unconsolidated investees,
 income taxes and dividends on preferred
 securities subject to
 mandatory redemption                     4,005         3,370     19%
Losses from unconsolidated investees        251           175     43%
Dividends on preferred securities
 subject to mandatory redemption (2)         45           109    (59%)
                                    ------------  ------------
Income before taxes and discontinued
 operations                          $     3,709   $     3,086    20%
                                    ============  ============

Comp & benefits as a % of net rev.           47%           47%
Non-comp exp. as a % of net rev.             27%           28%

Pre-tax profit margin (3)                    25%           25%

--------------------------
(1)   Includes the elimination of intersegment activity.
(2) At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts (a component of long-term debt) pursuant to the adoption of FIN 46. Dividends on junior subordinated debt issued to capital trusts are included in interest expense from February 29, 2004 forward.
(3) Income before taxes and discontinued operations, excluding losses from unconsolidated investees, as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                  F-14

----------------------------------------------------------------------



                             MORGAN STANLEY
              Credit Services Income Statement Information
                   (unaudited, dollars in millions)
                         (Managed loan basis)

                                          Quarter Ended
                                    --------------------------    %
                                    Aug 31, 2004  Aug 31, 2003  Change
                                    ------------  ------------  ------
Fees:
 Merchant and cardmember             $       499   $       523    (5%)
 Servicing                                     -             -     --
Other                                        (10)           19     *
                                    ------------  ------------
 Total non-interest revenues                 489           542   (10%)
Interest revenue                           1,422         1,576   (10%)
Interest expense                             337           391   (14%)
                                    ------------  ------------
 Net interest income                       1,085         1,185    (8%)

Provision for consumer loan losses           677           893   (24%)
                                    ------------  ------------
 Net credit income                           408           292    40%
                                    ------------  ------------
 Net revenues                                897           834     8%
                                    ------------  ------------
Compensation and benefits                    192           195    (2%)
Occupancy and equipment                       23            21    10%
Info processing and communications            84            88    (5%)
Marketing and business development           136            90    51%
Professional services                         66            65     2%
Other                                         66            83   (20%)
                                    ------------  ------------
Total non-interest expenses                  567           542     5%
                                    ------------  ------------
Income before taxes                  $       330   $       292    13%
                                    ============  ============

Comp & benefits as a % of net rev.           21%           23%
Non-comp expenses as a % of net rev.         42%           42%

Pre-tax profit margin (1)                    37%           35%

Number of employees                       13,318        14,712    (9%)

--------------------------
(1)   Income before taxes as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.




                             MORGAN STANLEY
              Credit Services Income Statement Information
                   (unaudited, dollars in millions)
                         (Managed loan basis)

                                          Quarter Ended
                                    --------------------------    %
                                    Aug 31, 2004  May 31, 2004  Change
                                    ------------  ------------  ------
Fees:
 Merchant and cardmember             $       499   $       467     7%
 Servicing                                     -             -     --
Other                                        (10)           16     *
                                    ------------  ------------
 Total non-interest revenues                 489           483     1%
Interest revenue                           1,422         1,450    (2%)
Interest expense                             337           337     --
                                    ------------  ------------
 Net interest income                       1,085         1,113    (3%)

Provision for consumer loan losses           677           717    (6%)
                                    ------------  ------------
 Net credit income                           408           396     3%
                                    ------------  ------------
 Net revenues                                897           879     2%
                                    ------------  ------------
Compensation and benefits                    192           198    (3%)
Occupancy and equipment                       23            21    10%
Info processing and communications            84            86    (2%)
Marketing and business development           136           126     8%
Professional services                         66            65     2%
Other                                         66            85   (22%)
                                    ------------  ------------
Total non-interest expenses                  567           581    (2%)
                                    ------------  ------------
Income before taxes                  $       330   $       298    11%
                                    ============  ============

Comp & benefits as a % of net rev.           21%           23%
Non-comp expenses as a % of net rev.         42%           44%

Pre-tax profit margin (1)                    37%           34%

Number of employees                       13,318        13,522    (2%)

--------------------------
(1)   Income before taxes as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.



                             MORGAN STANLEY
              Credit Services Income Statement Information
                   (unaudited, dollars in millions)
                         (Managed loan basis)

                                         Nine Months Ended
                                    --------------------------    %
                                    Aug 31, 2004  Aug 31, 2003  Change
                                    ------------  ------------  ------
Fees:
 Merchant and cardmember             $     1,485   $     1,594    (7%)
 Servicing                                     -             -     --
Other                                      41           108   (62%)
                                    ------------  ------------
 Total non-interest revenues               1,526         1,702   (10%)
Interest revenue                           4,396         4,748    (7%)
Interest expense                           1,024         1,242   (18%)
                                    ------------  ------------
 Net interest income                       3,372         3,506    (4%)

Provision for consumer loan losses         2,164         2,592   (17%)
                                    ------------  ------------
 Net credit income                         1,208           914    32%
                                    ------------  ------------
 Net revenues                              2,734         2,616     5%
                                    ------------  ------------
Compensation and benefits                    588           609    (3%)
Occupancy and equipment                       65            60     8%
Info processing and communications           256           256     --
Marketing and business development           405           372     9%
Professional services                        196           179     9%
Other                                        231           256   (10%)
                                    ------------  ------------
Total non-interest expenses                1,741         1,732     1%
                                    ------------  ------------
Income before taxes                  $       993   $       884    12%
                                    ============  ============

Comp & benefits as a % of net rev.           22%           23%
Non-comp expenses as a % of net rev.         42%           43%

Pre-tax profit margin (1)                    36%           34%

--------------------------
(1)   Income before taxes as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                  F-15

----------------------------------------------------------------------


                                MORGAN STANLEY




The following pages (F-16 - F-18) present a reconciliation for certain information disclosed on pages F-7, F-13 and F-15.


The data is presented on both a "managed" loan basis and as reported under generally accepted accounting principles ("owned" loan basis). Managed loan data assume that the Company's securitized loan receivables have not been sold and presents the results of securitized loan receivables in the same manner as the Company's owned loans.
The Company operates its Credit Services business and analyzes its financial performance on a managed basis. Accordingly, underwriting and servicing standards are comparable for both owned and securitized loans. The Company believes that managed loan information is useful to investors because it provides information regarding the quality of loan origination and credit performance of the entire managed portfolio and allows investors to understand the related credit risks inherent in owned loans and retained interests in securitizations.
In addition, investors often request information on a managed basis, which provides a more meaningful comparison to industry competitors.



----------------------------------------------------------------------


                            MORGAN STANLEY
             Financial Information and Statistical Data (1)
                    (unaudited, dollars in millions)


                             Quarter Ended Aug 31, 2004
             ---------------------------------------------------------
General Purpose Credit Card Loans:                         Delinquency
                                                              Rate
                                                   Net    ------------
              Period           Interest Interest Charge-    30    90
                End     Avg     Yield    Spread   offs     Days  Days
             -------- -------- -------- -------- -------- ----- ------

Owned        $ 18,471 $ 17,787  10.45%    6.54%    5.36%  4.35% 2.01%
Securitized    28,655   29,086  12.44%   10.15%    6.01%  5.10% 2.35%
             -------- --------
Managed      $ 47,126 $ 46,873  11.69%    8.83%    5.76%  4.81% 2.22%
             ======== ========


                             Quarter Ended Aug 31, 2003
             ---------------------------------------------------------
General Purpose Credit Card Loans:                        Delinquency
                                                              Rate
                                                   Net    ------------
              Period           Interest Interest Charge-    30    90
                End     Avg     Yield    Spread   offs     Days  Days
             -------- -------- -------- -------- -------- ----- -----

Owned        $ 18,106 $ 18,600  10.28%    6.05%    6.26%  5.28% 2.54%
Securitized    31,859   32,063  12.91%   10.52%    7.26%  6.48% 3.12%
             -------- --------
Managed      $ 49,965 $ 50,663  11.94%    8.91%    6.90%  6.05% 2.91%
             ======== ========


                             Quarter Ended May 31, 2004
             ---------------------------------------------------------
General Purpose Credit Card Loans:                         Delinquency
                                                              Rate
                                                   Net    ------------
              Period           Interest Interest Charge-    30    90
                End     Avg     Yield    Spread   offs     Days  Days
             -------- -------- -------- -------- -------- ----- ------

Owned        $ 17,506 $ 16,202   9.93%    5.67%    6.02%  4.37% 2.15%
Securitized    29,322   30,727  12.91%   10.77%    6.73%  5.18% 2.55%
             -------- --------
Managed      $ 46,828 $ 46,929  11.88%    9.06%    6.48%  4.88% 2.40%
             ======== ========

--------------------------
(1) The tables provide a reconciliation of certain managed and owned basis statistical data (period-end and average loan balances, interest yield, interest spread, net charge-off rates, and 30- and 90-day delinquency rates) for the periods indicated.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                  F-16

----------------------------------------------------------------------



                            MORGAN STANLEY
             Financial Information and Statistical Data (1)
                    (unaudited, dollars in millions)


                             Nine Months Ended Aug 31, 2004
             ---------------------------------------------------------
General Purpose Credit Card Loans:                         Delinquency
                                                              Rate
                                                   Net    ------------
              Period           Interest Interest Charge-    30    90
                End     Avg     Yield    Spread   offs     Days  Days
             -------- -------- -------- -------- -------- ----- ------

Owned        $ 18,471 $ 17,287  10.18%    6.11%    5.72%  4.35% 2.01%
Securitized    28,655   30,198  12.92%   10.71%    6.45%  5.10% 2.35%
             -------- --------
Managed      $ 47,126 $ 47,485  11.93%    9.09%    6.19%  4.81% 2.22%
             ======== ========


                             Nine Months Ended Aug 31, 2003
             ---------------------------------------------------------
General Purpose Credit Card Loans:                         Delinquency
                                                              Rate
                                                   Net    ------------
              Period           Interest Interest Charge-    30    90
                End     Avg     Yield    Spread   offs     Days  Days
             -------- -------- -------- -------- -------- ----- ------

Owned        $ 18,106 $ 19,991  10.00%    5.64%    5.90%  5.28% 2.54%
Securitized    31,859   31,546  13.10%   10.56%    6.91%  6.48% 3.12%
             -------- --------
Managed      $ 49,965 $ 51,537  11.90%    8.69%    6.52%  6.05% 2.91%
             ======== ========


--------------------------
(1) The tables provide a reconciliation of certain managed and owned basis statistical data (period-end and average loan balances, interest yield, interest spread, net charge-off rates, and 30- and 90-day delinquency rates) for the periods indicated.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                  F-17

----------------------------------------------------------------------


                            MORGAN STANLEY
          Reconciliation of Managed Income Statement Data (1)
                   (unaudited, dollars in millions)

                            Quarter Ended          Nine Months Ended
                     ---------------------------  --------------------
                      Aug 31,  Aug 31,  May 31,    Aug 31,    Aug 31,
                       2004     2003     2004       2004       2003
                     -------- -------- --------   ---------- ---------
Merchant and
 cardmember fees:
  Owned               $  349   $  340   $  306     $    992   $ 1,042
  Securitization adj.    150      183      161          493       552
                     -------- -------- --------   ---------- ---------
  Managed             $  499   $  523   $  467     $  1,485   $ 1,594
                     ======== ======== ========   ========== =========

Servicing fees:
  Owned               $  459   $  462   $  485     $  1,516   $ 1,532
  Securitization adj.   (459)    (462)    (485)      (1,516)   (1,532)
                     -------- -------- --------   ---------- ---------
  Managed             $    -   $    -   $    -     $      -   $     -
                     ======== ======== ========   ========== =========

Other:
  Owned               $   (5)  $   18   $   16     $     16   $    20
  Securitization adj.     (5)       1        -           25        88
                     -------- -------- --------   ---------- ---------
  Managed             $  (10)  $   19   $   16     $     41   $   108
                     ======== ======== ========   ========== =========

Interest revenue:
  Owned               $  496   $  515   $  435     $  1,411   $ 1,604
  Securitization adj.    926    1,061    1,015        2,985     3,144
                     -------- -------- --------   ---------- ---------
  Managed             $1,422   $1,576   $1,450     $  4,396   $ 4,748
                     ======== ======== ========   ========== =========

Interest expense:
  Owned               $  162   $  191   $  163     $    499   $   627
  Securitization adj.    175      200      174          525       615
                     -------- -------- --------   ---------- ---------
  Managed             $  337   $  391   $  337     $  1,024   $ 1,242
                     ======== ======== ========   ========== =========

Provision for consumer
 loan losses:
  Owned               $  240   $  310   $  200     $    702   $   955
  Securitization adj.    437      583      517        1,462     1,637
                     -------- -------- --------   ---------- ---------
  Managed             $  677   $  893   $  717     $  2,164   $ 2,592
                     ======== ======== ========   ========== =========

--------------------------
(1) The tables provide a reconciliation of certain managed and owned basis income statement data (merchant and cardmember fees, servicing fees, other revenue, interest revenue, interest expense and provision for consumer loan losses) for the periods indicated.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                  F-18

----------------------------------------------------------------------


                               MORGAN STANLEY

The following page (F-19) presents a reconciliation of adjusted assets.


Balance sheet leverage ratios are one indicator of capital adequacy when viewed in the context of a company's overall liquidity and capital policies. The Company views the adjusted leverage ratio as a more relevant measure of financial risk when comparing financial services firms and evaluating leverage trends. Adjusted assets exclude certain self-funded assets considered to have minimal market, credit and/or liquidity risk that are generally attributable to matched book and securities lending businesses as measured by aggregate resale agreements and securities borrowed less non-derivative short positions. In addition, the adjusted leverage ratio reflects the deduction from shareholders' equity of the amount of equity used to support goodwill and intangible assets, as the Company does not view this amount of equity as available to support its risk capital needs.

----------------------------------------------------------------------



                             MORGAN STANLEY
                    Reconciliation of Adjusted Assets
             (unaudited, dollars in millions, except ratios)


                                            Quarter Ended
                                 -------------------------------------
                                   Aug 31,      Aug 31,      May 31,
                                    2004         2003         2004
                                 -----------  -----------  -----------

Total assets                     $  745,033   $  580,632   $  729,501

Less:
 Securities purchased under
  agreements to resell              (92,816)     (74,271)     (96,042)
 Securities borrowed               (202,863)    (162,366)    (202,412)
Add:
 Financial instruments sold,
  not yet purchased                 132,618      112,054      130,440
Less:
 Derivative contracts sold,
  not yet purchased                 (39,425)     (36,008)     (41,615)
                                 -----------  -----------  -----------
 Subtotal                           542,547      420,041      519,872
Less:
 Segregated customer cash and
   securities balances              (35,194)     (25,670)     (29,918)
 Assets recorded under certain
  provisions of SFAS No. 140
  and FIN 46                        (40,057)     (28,920)     (40,279)
Goodwill and intangible assets       (2,191)      (1,466)      (1,531)
                                 -----------  -----------  -----------
Adjusted assets                  $  465,105   $  363,985   $  448,144
                                 ===========  ===========  ===========

Shareholders' equity             $   27,420   $   23,707   $   27,002
Junior subordinated debt issued
 to capital trusts (1)                2,897        2,810        2,897
                                 -----------  -----------  -----------
 Subtotal                            30,317       26,517       29,899
Less:
 Goodwill and intangible assets      (2,191)      (1,466)      (1,531)
                                 -----------  -----------  -----------
Tangible shareholders' equity    $   28,126   $   25,051   $   28,368
                                 ===========  ===========  ===========

Leverage ratio (2)                     26.5x        23.2x        25.7x
                                 ===========  ===========  ===========

Adjusted leverage ratio (3)            16.5x        14.5x        15.8x
                                 ===========  ===========  ===========

----------------------------------------------------------------------
(1) The Company views the junior subordinated debt issued to capital trusts as a component of its equity capital base given the inherent characteristics of the securities. These characteristics include the long dated nature (final maturity at issuance of thirty years extendable at the Company's option by a further nineteen years), the Company's ability to defer coupon interest for up to 20 consecutive quarters, and the subordinated nature of the obligations in the capital structure. The Company also receives rating agency equity credit for these securities.
(2) Leverage ratio equals total assets divided by tangible shareholders' equity.
(3) Adjusted leverage ratio equals adjusted total assets divided by tangible shareholders' equity.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                  F-19

    CONTACT: Morgan Stanley
             Investor Relations: William Pike, 212-761-0008
             Media Relations: Raymond O'Rourke, 212-761-4262